SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT: (DATE OF EARLIEST EVENT REPORTED) : MARCH 22, 2004

                          COMMISSION FILE NO. 000-49628


                           TELEPLUS ENTERPRISES, INC.
                           --------------------------

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



             Nevada                                      90-0045023
----------------------------------------     -----------------------------------
(STATE  OR  OTHER  JURISDICTION  OF          (IRS  EMPLOYER IDENTIFICATION  NO.)
INCORPORATION  OR  ORGANIZATION)


            465 St. Jean, Suite 601, Montreal, Quebec, Canada H2Y 2R6
-------------------------------------------------------------------------------
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


                                  514-344-0778
                     --------------------------------------
                           (ISSUER  TELEPHONE NUMBER)


                                       N/A
                                     -------
                            (FORMER NAME AND ADDRESS)


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ITEM  5.       OTHER  EVENTS  AND  REGULATION  FD  DISCLOSURE.

     On February 12, 2004, the Board of Directors (the "Board") of TelePlus Enterprises, Inc. (the "Company") appointed Robert Krebs as its chief financial officer and as a Director to fill one of the vacancies on the Board . On March 19, 2004, the Board also appointed Michael Karpheden and Hakan Wretsell as Directors to fill the remaining vacancies on the Board.

     Mr. Krebs' responsibilities as chief financial officer will include the financial management of the Company, budgeting and forecasting, management of all accounting functions and liaison with the investment community. In such capacity, Mr. Krebs will be reporting directly to the Company CEO. Prior to joining the Company, Mr. Krebs worked nine years for GB MICRO Electronics where he held the position of Vice-President, Finance. Prior to GB MICRO, Mr. Krebs held the position of Controller for Future Electronics and Le Chateau retail stores. Mr. Krebs holds a C.A. and a Bachelor of Commerce both from McGill University. Mr. Krebs is an active member of the Canadian Institute of Chartered Accountants.

     Michael Karpheden is a veteran in the wireless industry having worked for Ericsson Mobiles Phones for a period of twelve years. While at Ericsson, Mr. Karpheden held, among others, the position of VP Finance & Logistics, Americas Region and President and CFO/Director of Finance for Ericsson Telecommunications in Moscow Russia. More recently, between 2001 and 2003, Mr. Karpheden held the position of COO and VP Finance & Operations for STRAX Inc., a leader in the distribution of mobile phones and accessories, based in Miami, Florida. Mr. Karpheden holds a degree in Business and Management from the University of Lund in Sweden.

     Hakan Wretsell has over sixteen years experience in the wireless industry. Thirteen of those years he spent at Ericsson having held, among others, the position of Executive VP and GM, Americas Region and VP Sales and Marketing, Latin America Region. More recently, between 2000 and 2003, Mr. Wretsell held the position of President for STRAX Inc., a leader in the distribution of mobile phones and accessories, based in Miami, Florida. Mr. Wretsell holds a degree in Business and Management from the Universities of Umea, Uppsala and Lund in Sweden.

     On March 11, 2004, the Company received a commitment from Excalibur Investments SA for $1,000,000 in equity financing. As of such date, the Company has received $250,000 of such financing.

     On March 19, 2004, the Editorial Board of Standard and Poor's ("S&P") has approved Teleplus Enterprises, Inc. for a complete corporate listing and description in Standard and Poor's Corporation Records. Additionally, Teleplus Enterprises, Inc. will have its corporate description published in Standard and Poor's Daily News Section. S&P also will initiate financial coverage of Teleplus Enterprises, Inc. as part of the S&P Market Access Program, including coverage of Teleplus Enterprises, Inc. on S&P's Internet website, www.advisorinsight.com
                                                          ----------------------
as well as S&P Marketscope and the electronic version of S&P Stock Guide database. Additionally, the S&P coverage will appear on the highly trafficked OTC Bulletin Board web site www.otcbb.com.
                                 --------------


ITEM  7.   FINANCIAL  STATEMENTS  AND  EXHIBITS.

None.

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                                   Signatures

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TelePlus  Enterprises,  Inc.


March  22,  2004

/s/Marius  Silvasan
--------------------------------------
     Marius  Silvasan
     Chief  Executive  Officer

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